EXHIBIT 21

PARK HOTELS & RESORTS INC.

LIST OF SUBSIDIARIES

Name	Jurisdiction

American Plaza Parking LLC	Utah
A-R HHC Orlando Convention Hotel Member, LLC	Delaware
A-R HHC Orlando Convention Hotel Mezz, LLC	Delaware
A-R HHC Orlando Convention Hotel, LLC	Delaware
A-R HHC Orlando New Parcel Owner, LLC	Delaware
Ashford HHC Partners III LP	Delaware
Austin Lessee LLC	Delaware
Bonnet Creek Equity Holdings LLC	Delaware
Bonnet Creek Hilton Lessee LLC	Delaware
Boston Airport Lessee LLC	Delaware
BRE/FL Development Parcels L.L.C.	Delaware
Buckingham’s Chicago, LLC	Delaware
Casa Marina Equity Holdings LLC	Delaware
Casa Marina Lessee LLC	Delaware
Casa Marina Owner, LLC	Delaware
Chesapeake Lodging, L.P.	Delaware
CHH Capital Hotel GP, LLC	Delaware
CHH Capital Hotel Partners, LP	Delaware
CHH Capital Tenant Corp.	Delaware
CHH III Tenant Parent Corp.	Delaware
CHH Torrey Pines Hotel GP, LLC	Delaware
CHH Torrey Pines Hotel Partners, LP	Delaware
CHH Torrey Pines Tenant Corp.	Delaware
Chicago Hilton LLC	Delaware
Chicago Lessee LLC	Delaware
CHSP Boston II LLC	Delaware
CHSP Boston LLC	Delaware
CHSP Bridge Lender LLC	Delaware
CHSP Chicago LLC	Delaware
CHSP DC Holding Trust	Maryland
CHSP Denver LLC	Delaware
CHSP Fisherman Wharf LLC	Delaware
CHSP French Quarter LLC	Delaware
CHSP Lakeshore LLC	Delaware
CHSP LLC	Delaware
CHSP Los Angeles LLC	Delaware
CHSP Miami Beach Holdings LLC	Delaware
CHSP Mission Bay LLC	Delaware
CHSP Navy Yard LLC	Delaware
CHSP Newton LLC	Delaware
CHSP San Diego LLC	Delaware
CHSP San Francisco LLC	Delaware
CHSP Seattle LLC	Delaware
CHSP TRS Boston II LLC	Delaware
CHSP TRS Boston LLC	Delaware
CHSP TRS Chicago LLC	Delaware
CHSP TRS Denver LLC	Delaware
CHSP TRS Fisherman Wharf LLC	Delaware

CHSP TRS French Quarter LLC	Delaware
CHSP TRS Lakeshore LLC	Delaware
CHSP TRS LLC	Delaware
CHSP TRS Los Angeles LLC	Delaware
CHSP TRS Mission Bay LLC	Delaware
CHSP TRS Navy Yard LLC	Delaware
CHSP TRS Newton LLC	Delaware
CHSP TRS San Diego LLC	Delaware
CHSP TRS San Francisco LLC	Delaware
CHSP TRS Seattle LLC	Delaware
CHSP TRS Union Square II LLC	Delaware
CHSP TRS Union Square LLC	Delaware
CHSP Union Square II LLC	Delaware
CHSP Union Square LLC	Delaware
Club Mack OPCO, L.L.C.	Nevada
Crystal City Lessee LLC	Delaware
Crystal City LLC	Delaware
Cupertino Hotel Owner LLC	Delaware
Cupertino Lessee LLC	Delaware
DJONT Leasing L.L.C.	Delaware
Doubletree DTWC LLC	Delaware
Doubletree Spokane City Center LLC	Delaware
DR Spokane City Center LLC	Delaware
DT Ontario GP LLC	Delaware
DT Ontario Hotel Partners LLC	Delaware
DT Ontario Hotel Partners Member LLC	Delaware
DT Ontario Hotel Partners Lessee LLC	California
DT Spokane Equity Holdings LLC	Delaware
DTR TM Holdings, LLC	Delaware
DTWC Spokane City Center SPE, LLC	Delaware
Durango Lessee LLC El Segundo Lessee LLC	Delaware Delaware
EPT Kansas City Limited Partnership	Delaware
EPT Meadowlands Limited Partnership	Delaware
Fess Parker-Red Lion Hotel	California
G/B/H Condo Owner, LLC	Delaware
G/B/H Four Star, LLC	Delaware
G/B/H Golf Course, LLC	Delaware
Global Resort Partners	Hawaii
Global Resort Partners GP LLC	Delaware
HHC One Park Boulevard, LLC	Delaware
Hilton CMBS Holdings LLC	Delaware
Hilton El Segundo LLC	Delaware
Hilton Embassy Holdings LLC	Delaware
Hilton Hawaiian Village Lessee LLC	Delaware
Hilton Hawaiian Village LLC	Hawaii
Hilton International of Puerto Rico LLC	Delaware
Hilton Land Investment 1, LLC	Delaware
Hilton New Orleans, LLC	Delaware
Hilton OPB, LLC	Delaware
Hilton Orlando Partners III, LLC	Delaware
Hilton Riverside, LLC	Delaware
Hilton Seattle Airport LLC	Delaware
Hilton Suites, LLC	Delaware
HLT Alexandria Equity Holding LLC	Delaware
HLT CA Hilton LLC	Delaware
HLT Domestic Owner LLC	Delaware

HLT Hawaii Holding LLC	Delaware
HLT Logan LLC	Delaware
HLT Memphis LLC	Delaware
HLT NY Hilton LLC	Delaware
HLT NY Waldorf LLC	Delaware
HLT Operate DTWC LLC	Delaware
HLT Owned VIII Holding LLC	Delaware
HLT Property Acquisition LLC	Delaware
HLT Resorts GP LLC	Delaware
HLT San Jose LLC	Delaware
International Rivercenter, L.L.C.	Louisiana
Kansas City Plaza Lessee LLC	Delaware
KC Plaza GP LLC	Delaware
Key West Reach Lessee LLC	Delaware
Key West Reach Owner, LLC	Delaware
King Street Station Hotel Associates L.P.	Virginia
King Street Station Hotel Associates Lessee LLC	Delaware
Kitty O’Shea’s Chicago, LLC	Delaware
Lake Buena Vista Lessee LLC	Delaware
Las Vegas Hotel Lessee LLC	Delaware
McLean Hilton LLC	Delaware
McLean Lessee LLC	Delaware
Memphis Lessee LLC	Delaware
Meritex, LLC	Delaware
Miami Airport Lessee LLC	Delaware
Miami Airport LLC	Delaware
New Orleans Rivercenter	Louisiana
New Orleans Riverside Lessee LLC	Delaware
New York Lessee LLC	Delaware
NORC Riparian Property, LLC	Delaware
Oakbrook Hilton Suites and Garden Inn LLC	Illinois
Oakland Airport Lessee LLC	Delaware
Oakbrook Lessee LLC	Delaware
P55 Hotel Owner LLC	Delaware
Parc 55 Lessee LLC	Delaware
Park Ala Moana LLC	Delaware
Park DT Ontario Lessee Holdings LLC	Delaware
Park Embassy Alexandria Lessee Holdings LLC	Delaware
Park Intermediate Holdings LLC	Delaware
Park LA Holdings LLC	Delaware
Park Las Vegas Lessee Holdings LLC	Delaware
Park TRS II Operating Company LLC	Delaware
Park US Lessee Holdings Inc.	Delaware
Park-OCCC Hotel, Inc.	Florida
Phoenix Lessee LLC	Delaware
PK Alternative Investments LLC	Delaware
PK Domestic Lessee LLC	Delaware
PK Domestic Property LLC	Delaware
PK Domestic REIT Inc.	Delaware
PK Domestic Sub LLC	Delaware
PK Finance Co-Issuer Inc.	Delaware
PK Risk Management LLC	Delaware
Puerto Rico Caribe Lessee LLC	Delaware
Reach Equity Holdings LLC	Delaware
RP Holdings Trust	Maryland
RP Hotel Holdings, LLC	Delaware
RP Hotel Operating Co. LLC	Delaware

S.F. Hilton LLC	Delaware
Salt Lake City Lessee LLC	Delaware
San Diego Lessee LLC	Delaware
San Francisco Lessee LLC	Delaware
San Jose Lessee LLC	Delaware
Santa Barbara Hotel Lessee LLC	Delaware
Santa Barbara JV Holdings LLC	Delaware
Santa Barbara Lessee Holdings LLC	Delaware
Seattle Airport DT Lessee LLC	Delaware
Seattle Airport HLT Lessee LLC	Delaware
Short Hills Hilton LLC	Delaware
Short Hills Lessee LLC	Delaware
Sonoma Lessee LLC	Delaware
Suite Life LLC	Delaware
Tex Holdings LLC	Delaware
Waikoloa Village Lessee LLC	Delaware